      As filed with the Securities and Exchange Commission on June 23, 2000
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                          FORM 8-A/A (AMENDMENT NO. 1)

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
          SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   eTOYS INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                                      95-4633006
    --------------------------             ------------------------------------
    (State of Incorporation or             (I.R.S. Employer Identification No.)
         Organization)


                        3100 OCEAN PARK BLVD., SUITE 300
                         SANTA MONICA, CALIFORNIA 90405
                     --------------------------------------
                    (Address of principal executive offices)


If this Form relates to the registration of a     If this Form relates to the registration of a class
class of securities pursuant to Section 12(b)     of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective pursuant     Exchange Act and is effective pursuant to
to General Instruction A.(c), please check        General Instruction A.(d), please check the
the following box. / /                            following box. /X/


Securities Act registration statement file number to which this form relates:

-----------------------
   (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
To be So Registered                               Each Class is to be Registered
-------------------                               ------------------------------

None                                              None


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, Par Value $.0001 Per Share
                    ----------------------------------------
                                (Title of Class)


================================================================================

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to the information set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-3 (SEC File No. 333-40018), filed with Securities and Exchange Commission on June 23, 2000.

ITEM 2. EXHIBITS.


Exhibit     Description
-------     -----------
3.1         Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.6 to the Registrant's Registration
            Statement on Form S-1 filed February 17, 1999)
3.2         Amended and Restated Bylaws (incorporated herein by reference to
            Exhibit 3.2 to the Registrant's Registration Statement on Form S-3
            filed June 23, 2000)
3.3         Certificate of Designations, Preferences and Rights (incorporated herein by reference to Exhibit 3.1 to the Registrant's Current
            Report on Form 8-K filed June 13, 2000)
4.1         Form of Warrant (incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed June 13, 2000)
10.1        Registration Rights Agreement, dated as of June 12, 2000, by and among eToys and certain investors (incorporated herein by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed
            June 13, 2000)
10.2        Securities Purchase Agreement, dated as of June 12, 2000, by and among eToys and certain investors (incorporated herein by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed
            June 13, 2000)


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      eTOYS INC.

                                      By: /s/ Peter Juzwiak
                                         --------------------------------------
                                      Name:  Peter Juzwiak
                                      Title:  Vice President and General Counsel

Date: June 23, 2000

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------
3.1         Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.6 to the Registrant's Registration
            Statement on Form S-1 filed February 17, 1999)
3.2         Amended and Restated Bylaws (incorporated herein by reference to
            Exhibit 3.2 to the Registrant's Registration Statement on Form S-3
            filed June 23, 2000)
3.3         Certificate of Designations, Preferences and Rights (incorporated herein by reference to Exhibit 3.1 to the Registrant's Current
            Report on Form 8-K filed June 13, 2000)
4.1         Form of Warrant (incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed June 13, 2000)
10.1        Registration Rights Agreement, dated as of June 12, 2000, by and among eToys and certain investors (incorporated herein by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed
            June 13, 2000)
10.2        Securities Purchase Agreement, dated as of June 12, 2000, by and among eToys and certain investors (incorporated herein by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed
            June 13, 2000)



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